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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23583

Primark Private Equity Investments Fund

(Exact name of registrant as specified in charter)

260 N. Josephine Street, 6th Floor, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006

(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 802-8500

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Annual Report

March 31, 2022

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

TABLE OF CONTENTS

Manager’s Commentary	1
Performance Graph	2
Portfolio Information	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	27
Other Information	28
Trustees and Officers	29

PRIMARK PRIVATE EQUITY INVESTMENTS FUND MANAGER’S COMMENTARY March 31, Year (Unaudited)

For the 12 months ended March 31, 2022, returns for the Primark Private Equity Investments Fund was 6.33%. The funds benchmark, the MSCI All Country World Index returned 7.28%

The overall global markets have been roiled by the impact of the Russian invasion of Ukraine, a surge in inflation, the continued spread of new COVID variants and the tightening monetary stance of many central banks. This has created an increase in volatility in both the public and private markets, and an overall slowdown in the pace of growth in the global markets. Even against this backdrop, we believe the global economy has continued to heal, albeit at a slower pace, from the lingering impact of COVID.

Information technology, financials, healthcare and the consumer discretionary sectors represented in the benchmark contributed the most to the results. Industrials, communication services, and real estate, which represent the smallest sectors in the benchmark, were relative laggards having a modest impact.

While market volatility will certainly have a continuing impact on private company valuations as we move forward, we believe experienced private equity managers have the opportunity to perform well in this environment given the depth of their diligence processes, flexibility in their investment timing and their value-add business models. We will continue to focus our efforts on investment opportunities that we believe are cash flow positive, showing earnings before interest, taxes, depreciation, and amortization (“EBITDA”) growth in the middle market space. On behalf of the entire Primark team, I would like to thank you for your continued support and partnership.

Sincerely,

President and Trustee, Primark Private Equity Investments Fund

An investment in the Fund is subject to, among others, the following risks:

●	The Fund is not intended as a complete investment program but rather the Fund is designed to help investors diversify into private equity investments.

●	The Fund is a “non-diversified” management investment company registered under the Investment Company Act of 1940.

●	An investment in the Fund involves risk. The Fund is new with no significant operating history by which to evaluate its potential performance. There can be no assurance that the Fund’s strategy will be successful.

●	Shares of the Fund are not listed on any securities exchange and it is not anticipated that a secondary market for shares will develop.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk, and do not require a liquid investment.

●	There is no assurance that you will be able to tender your shares when or in the amount that you desire. Although the Fund will offer quarterly liquidity through a quarterly repurchase process, an investor may not be able to sell or otherwise liquidate all their shares tendered during a quarterly repurchase offer.

●	The Fund’s investment in private equity companies is speculative and involve a high degree of risk, including the risk associated with leverage.

Annual Report Dated March 31, 2022	1

PRIMARK PRIVATE EQUITY INVESTMENTS FUND PERFORMANCE GRAPH March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $1,000,000 Investment in Primark Private Equity
Investments Fund - Class I (since inception on 8/26/2020) versus the MSCI ACWI Index

Average Annual Total Returns (for the period ended March 31, 2022)
		Since
		Inception
	1 Year	(8/26/2020)
Primark Private Investments Fund - Class I (a)	6.33%	17.99%
MSCI ACWI Index (b)	7.28%	14.86%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets countries and 24 Emerging Markets countries. With 2,939 constituents, the Index covers approximately 85% of the global investable equity opportunity set. Index returns, unlike Fund returns, do not reflect any fees or expenses.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-877-792-0924, or visit www.primarkcapital.com. Please read the Fund’s Prospectus carefully before investing.

2	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND PORTFOLIO INFORMATION March 31, 2022 (Unaudited)

ASSET ALLOCATION (% of Net Assets)

See accompanying notes to financial statements.

Annual Report Dated March 31, 2022	3

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SCHEDULE OF INVESTMENTS March 31, 2022

PUBLICLY LISTED COMPANIES — 31.7%
CLOSED-END FUNDS — 22.6%	Shares	Value
Apax Global Alpha Ltd.	847,254	$2,314,749
HarbourVest Global Private Equity Ltd. (a)	113,531	3,908,934
HBM Healthcare Investments AG	4,518	1,355,032
HgCapital Trust plc	480,435	2,754,831
ICG Enterprise Trust plc	169,986	2,533,564
Pantheon International plc (a)	715,630	2,963,340
Princess Private Equity Holding Ltd.	154,064	2,065,592
abrdn Private Equity Opportunities Trust plc	344,237	2,356,856
Syncona Ltd. (a)	234,366	493,727
TOTAL CLOSED-END FUNDS (Cost $18,710,627)		$20,746,625

COMMON STOCKS — 9.1%	Shares	Value
FINANCIALS — 9.1%
ASSET MANAGEMENT — 9.1%
3i Group plc	121,160	$2,215,019
AURELIUS Equity Opportunities SE & Company KGaA	66,246	1,855,973
Intermediate Capital Group plc	2,645	62,181
Onex Corporation	36,006	2,415,102
Wendel SE	17,454	1,798,300
TOTAL COMMON STOCKS (Cost $7,682,358)		$8,346,575

See accompanying notes to financial statements.

4	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SCHEDULE OF INVESTMENTS March 31, 2022 (Continued)

PRIVATE EQUITY INVESTMENTS — 40.9%	Shares/Units	Value
PORTFOLIO COMPANIES — 26.1%
BlueVoyant LLC (a)(b)(c)	2,996,254	$8,000,000
Circuit Clinical Solutions Preferred Series C Stock (a)(b)(c)	112,300	6,000,000
Onex ISO Co-Invest LP (a)(c)(d)(e)	—	4,996,326
TriSalus Life Sciences (a)(b)(c)	14,285,714	5,000,000
		23,996,326
PORTFOLIO FUNDS — 14.8%
Arsenal Capital Partners Growth LP (a)(c)(d)(e)	—	382,739
ICG Ludgate Hill IIA Boston LP Secondary Fund (a)(b)(c)(e)(g)	—	3,246,983
Onex Structured Credit Opportunities Partners I, LP (a)(c)(d)(e)	—	3,292,611
Partners Group Direct Equity IV (USD) A, L.P. (a)(c)(d)(e)	—	4,149,913
Saturn Five Frontier I, LLC (a)(b)(c)(f)	2,500,000	2,500,000
		13,572,246
TOTAL PRIVATE EQUITY INVESTMENTS (Cost $36,877,821)		$37,568,572

TOTAL INVESTMENTS AT VALUE — 72.6% (Cost $63,270,806)		$66,661,772

OTHER ASSETS IN EXCESS OF LIABILITIES — 27.4%		25,227,828

NET ASSETS — 100.0%		$91,889,600

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs. (see note 2)

(c)	Restricted investments as to resale. (see note 2)

(d)	Investment is valued using net assets value per share (or its equivalent) as a practical expedient. (See note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.)

(e)	Investment does not issue shares.

(f)	Affiliated investment for which ownership exceeds 5% of the investment’s capital. (see note 5)

(g)	As of March 31, 2022, an additional $1,753,017 has been committed to for this investment, but has not yet been funded by the Fund. This investment focuses on North American Buy Out, and redemptions are subject to the General Partners consent.

AG – Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

KGaA – Kommanditgesellschaft Auf Aktien is a German Corporate designation standing for partnership limited by shares.

plc – public limited company

SE – Societas Europaea is a European public company.

See accompanying notes to financial statements.

Annual Report Dated March 31, 2022	5

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2022

ASSETS
Investments in securities:
Affiliated investments at cost (Note 5)	$2,500,000
Unaffiliated investments at cost	60,770,806
Affiliated investments a value (Note 5)	$2,500,000
Unaffiliated investments at value	64,161,772
Cash (Note 2)	29,836,592
Foreign currency, at value (cost $8,626)	8,746
Receivable for capital shares sold	259,066
Dividends and interest receivable	119,042
Tax reclaims receivable	12,960
Prepaid expenses	31,818
TOTAL ASSETS	96,929,996

LIABILITIES
Payable for capital shares redeemed	4,819,580
Payable to Adviser	104,644
Accrued audit and tax services fees	51,000
Accrued legal fees	12,500
Payable to administrator (Note 4)	10,220
Accrued shareholder servicing fees (Note 6)	6,984
Accrued Trustees’ fees	2,500
Other accrued expenses	32,968
TOTAL LIABILITIES	5,040,396

Contingencies and Commitments (Note 8)

NET ASSETS	$91,889,600

NET ASSETS CONSIST OF:
Paid-in capital	$92,955,576
Accumulated deficit	(1,065,976)
NET ASSETS	$91,889,600

PRICING OF CLASS I SHARES
Net assets applicable to Class I Shares	$91,889,600
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	7,563,035
Net asset value, offering and redemption price per share (a) (Note 2)	$12.15

(a)	Early repurchase fee may apply to tender of shares held for less than one year (Note 1).

See accompanying notes to financial statements.

6	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF OPERATIONS For the Year Ended March 31, 2022

INVESTMENT INCOME
Dividends income from unaffililated investments (net of foreign withholding taxes of $18,326)	$975,801
Distributions from Portfolio Funds	10,706
Interest	1,137
TOTAL INVESTMENT INCOME	987,644

EXPENSES
Investment management fees (Note 4)	796,339
Legal fees	216,373
Administration fees (Note 4)	78,177
Shareholder servicing fees, Class I (Note 6)	53,089
Audit and tax services fees	44,000
Registration and filing fees	43,653
Insurance expense	40,046
Certifying financial officer fees (Note 4)	37,500
Compliance fees (Note 4)	32,498
Transfer agent fees, Class I (Note 4)	32,193
Trustees’ fees (Note 4)	30,000
Custodian fees	23,844
Other expenses	48,913
TOTAL EXPENSES	1,476,625
Management fees waived and expense reimbursements by the Adviser (Note 4)	(410,905)
NET EXPENSES	1,065,720

NET INVESTMENT LOSS	(78,076)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Unaffiliated Investments	309,378
Foreign currency transactions (Note 2)	(25,169)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	1,173,587
Foreign currency translation (Note 2)	(1,454)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	1,456,342

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,378,266

See accompanying notes to financial statements.

Annual Report Dated March 31, 2022	7

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31,	March 31,
	2022	2021 (a)
FROM OPERATIONS
Net investment loss	$(78,076)	$(6,742)
Net realized gains from investments and foreign currencies	284,209	578
Net change in unrealized appreciation on investments and foreign currency translation	1,172,133	2,218,213
Net increase in net assets resulting from operations	1,378,266	2,212,049

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class I	(4,597,032)	(19,299)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares sold	83,696,787	18,004,394
Net asset value of shares issued in reinvestment of distributions to shareholders	940,263	3,461
Proceeds from early repurchase fees collected (Notes 2 and 9)	59,615	939
Payments for shares repurchased	(9,790,604)	(100,239)
Net increase in Class I net assets from capital share transactions	74,906,061	17,908,555

TOTAL INCREASE IN NET ASSETS	71,687,295	20,101,305

NET ASSETS
Beginning of period	20,202,305	101,000
End of period	$91,889,600	$20,202,305

CAPITAL SHARE ACTIVITY
Class I
Shares sold	6,621,342	1,649,855
Shares reinvested	73,746	299
Shares repurchased	(784,110)	(8,197)
Net increase in shares outstanding	5,910,978	1,641,957
Shares outstanding, beginning of period	1,652,057	10,100
Shares outstanding, end of period	7,563,035	1,652,057

(a)	Represents the period from the commencement of operations (August 26, 2020) through March 31, 2021.

See accompanying notes to financial statements.

8	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF CASH FLOWS For the Year Ended March 31, 2022

Cash flows from operating activities
Net increase in net assets from operations	$1,378,266
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(52,405,901)
Purchases of investments from affiliates	(2,500,000)
Proceeds from sale of investments	5,120,007
Cash proceeds from return of capital	231,847
Net realized gain on unaffiliated investments	(309,378)
Net realized loss on foreign currency translations	25,169
Net change in unrealized appreciation on unaffiliated investments	(1,173,587)
Net change in unrealized on foreign currency translation	1,454
(Increase)/Decrease in Assets:
Increase dividend and interest receivable	(48,496)
Decrease receivable for investment securities sold	297,592
Decrease receivable from Adviser	4,325
Increase in tax reclaims receivable	(12,960)
Increase prepaid expenses and other assets	(9,388)
Increase/(Decrease) in Liabilities:
Increase payable to Adviser	104,644
Increase in accrued audit and tax services fees	12,000
Increase in accrued legal fees	2,500
Decrease to payable to administrator	(3,810)
Increase to accrued shareholder servicing fees	429
Increase to trustees’ fees	2,500
Increase to other accrued expenses	25,308
Net cash used in operating activities	$(49,257,479)

Cash flows from financing activities
Proceeds from issuance of shares, net of change in receivable for capital shares sold	83,437,721
Proceeds from early repurchased fees collected	59,615
Distributions to investors, net of reinvestment of distributions	(3,656,769)
Payment for shares repurchased, net of change in payable for capital shares redeemed	(5,070,303)
Net Cash provided by financing activities	$74,770,264

Net change in cash	25,512,785
Cash beginning of year	4,323,807
Cash end of year	$29,836,592

See accompanying notes to financial statements.

Annual Report Dated March 31, 2022	9

PRIMARK PRIVATE EQUITY INVESTMENTS FUND CLASS I SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	March 31,		March 31,
	2022*		2021*(a)
Net asset value at beginning of period	$12.23		$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.02	)(c)	(0.01	)(c)
Net realized and unrealized gains (losses) on investments	0.83		2.25
Total from investment operations	0.81		2.24

Less distributions from:
Net investment loss	(0.90)		(0.01)
Net realized capital gains	0.00	(d)	—
Total from distributions	(0.90)		(0.01)
Proceeds from early repurchase fees collected (Notes 2 and 9)	0.01		0.00	(d)
Net asset value at end of period	$12.15		$12.23
Total return (e)	6.33%		22.44	%(f)
Net assets at end of period (000’s)	$91,890		$20,202

Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	2.77%		5.36	%(h)
Ratio of net expenses to average net assets (g) (i)	2.00%		2.00	%(h)
Ratio of net investment loss to average net assets (b) (i)	(0.15%)		(0.10	%)(h)
Portfolio turnover rate	12%		3	%(f)

*	Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents the period from the commencement of operations (August 26, 2020) through March 31, 2021.

(b)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment loss does not include the net investment income/loss of the investment companies in which the Fund invests.

(c)	Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)	Amount rounds to less than $0.01 per share.

(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)	Not annualized.

(g)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2022 the Fund’s underlying investment companies included a range of management fees from 0.0% to 2.00% (unaudited) and performance fees from 0.0% to 20% (unaudited).

(h)	Annualized.

(i)	Ratio was determined after management fees waived and expense reimbursements (Note 4).

See accompanying notes to financial statements.

10	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022

1.	Organization

Primark Private Equity Investments Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity investments, including: (i) investments in the equity of private operating companies (“Portfolio Companies”); (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers; and (iii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, business development companies, special purpose acquisition companies, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies. The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles. On August 4, 2020, 10,100 total shares of Class I Shares of the Fund were issued for cash, at $10.00 per share, to Primark Advisors LLC (the “Adviser”), the investment adviser to the Fund, and Michael Bell, Adam Goldman and Mark Sunderhuse, each a Managing Director of the Adviser. The Fund commenced operations on August 26, 2020.

The Fund currently offers one class of shares: Class I Shares (sold without any sales loads, but subject to shareholder servicing fees of up to 0.10% of the average daily net assets of Class I and subject to a $1,000,000 initial investment minimum). As of March 31, 2022, Class II shares (to be sold without any sales loads, but subject to distribution and/ or shareholder servicing fees of up to 0.25% of the average daily net assets of Class II and subject to a $50,000 initial investment minimum) are not currently offered. When all classes are offered, each class of shares will have identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates – The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in the bank deposit accounts which, at times, may exceed United States federally insure limit of $250,000. Amounts swept overnight are available on the next business day.

Valuation of Securities –- The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund as of the close of business on each business day (each, a “Determination Date”). In determining the NAV of each class of shares, the Fund values its investments as of the relevant Determination Date. The net assets of each class of the Fund equals the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

Annual Report Dated March 31, 2022	11

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) and has appointed a separate valuation committee (the “Fair Value Committee”) and delegated to the Fair Value Committee the responsibility to determine the fair value of the Fund’s investments. The Fair Value Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Adviser assists the Fair Value Committee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB’s Accounting Standards Codification 820, Fair Value Measurements and Disclosures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Fair Value Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Fund’s investments in Portfolio Companies may be made directly with the Portfolio Company or through a special purpose vehicle (“SPV’). Portfolio Companies may be valued at acquisition cost or based on recent transactions. If the Porrfolio Company investment is made through an SPV, it will generally be valued based on the latest NAV reported by the SPV. These Portfolio Companies are monitored for any independent audits or impairments reported on the potential value of the investment in accordance with the Valuation Procedures.

Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager. New purchases of Portfolio Funds may be valued at acquisition cost initially until a NAV is provided by the Portfolio Fund Manager. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Fair Value Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Fair Value Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Fair Value Committee will consider such information

12	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Fair Value Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Fair Value Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Fair Value Committee applies valuation methodologies as outlined above.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private equity investments that are measured at fair value using the NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2022:

	Practical
Investments in Securities	Expedient*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$—	$20,746,625	$—	$—	$20,746,625
Common Stocks	—	8,346,575	—	—	8,346,575
Private Equity Investments**	12,821,589	—	—	24,746,983	37,568,572
Total	$12,821,589	$29,093,200	$—	$24,746,983	$66,661,772

*	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
**	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout please refer to the Schedule of Investments.

Annual Report Dated March 31, 2022	13

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Equity Investments (a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Arsenal Capital Partners Growth LP	Healthcare and Industrial Growth	$382,739	$2,099,774	Subject to General Partners consent	Not Applicable

Arsenal Capital Partners Fund VI (1B) (b)	Healthcare and Industrial Growth	—	8,000,000	Subject to General Partner consent	Not Applicable

Onex ISO Co-Invest LP	Financial Services	4,996,326	—	Subject to General Partner consent	Not Applicable

Onex Structured Credit Opportunities Partners I, LP	Middle Market Collateralized Loan Obligation	3,292,611	838,626	Subject to General Partner consent	Not Applicable

Partners Group Direct Equity IV (USD) A, LP	Global private equity investments	4,149,913	3,395,000	Subject to General Partner consent	Not Applicable

(a)	Refer to the Schedule of Investment for classifications of individual securities.

(b)	As of March 31, 2022, $8,000,000 has been committed to for this investment but has not yet been funded by the Fund.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

		Transfers	Transfers
		into	out of				Change
	Beginning	Level 3	Level 3				in net	Ending
	balance	during	during	Purchases		Net	unrealized	Balance
	April 1,	the	the	or	Sales or	realized	Appreciation	March 31,
	2021	period	period	Conversions	Distributions	gain (loss)	(Depreciation)	2022
Portfolio Companies	$—	$—	$—	$19,000,000	$—	$—	$—	$19,000,000
Portfolio Funds	$—	$—	$—	$5,746,983	$—	$—	$—	$5,746,983

There was no change in net unrealized appreciation(depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2022.

14	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2022:

					Impact to
	Fair Value				Valuation
	as of			Discount	from an
	March 31,	Valuation	Unobservable	Rate/	Increase
Level 3 Investment	2022	Technique	Inputs	Price(a)	in Input
Portfolio Companies
BlueVoyant LLC	$8,000,000	Cost	Transaction Price	$2.67	Increase
Circuit Clinical Solutions Preferred Series C Stock	6,000,000	Cost	Transaction Price	$53.43	Increase
TriSalus Life Sciences	5,000,000	Cost	Transaction Price	$0.35	Increase
Total Portfolio Companies	19,000,000

Portfolio Funds
ICG Ludgate Hill IIA Boston LP Secondary Fund	3,246,983	Cost	Transaction price	Not applicable	Not applicable
Saturn Five Frontier I, LLC	2,500,000	Cost	Transaction price	Not applicable	Not applicable
Total Portfolio Funds	5,746,983
Total Level 3 Investments	$24,746,983

(a)	As there was no range for each significant unobservable input, weighted average is not reported.

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Annual Report Dated March 31, 2022	15

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Additional information on each restricted investment held by the Fund at March 31, 2022 is as follows:

	Initial Acquisition			% of
Security Description	Date	Cost	Value	Net Assets
Portfolio Company
BlueVoyant LLC	12/23/2021	$8,000,000	$8,000,000	8.7%
Circuit Clincial Solutions Preferred Series C Stock	1/13/2022	6,000,000	6,000,000	6.5%
Onex ISO Co-Invest LP	10/29/2021	5,000,000	4,996,326	5.4%
TriSalus Life Sciences	12/30/2021	5,000,000	5,000,000	5.4%
Portfolio Funds
Arsenal Capital Partners Growth LP	2/28/2022	400,105	382,739	0.4%
ICG Ludgate Hill IIA Boston LP Secondary Fund	12/22/2021	3,246,983	3,246,983	3.5%
Onex Structured Credit Opportunities Partners I, LP	11/1/2021	3,067,027	3,292,661	3.6%
Partners Group Direct Equity IV (USD) A, L.P.	8/12/2021	3,663,706	4,149,913	4.5%
Saturn Five Frontier I, LLC	12/15/2021	2,500,000	2,500,000	2.7%

Foreign Currency Translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 9.

Investment Income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

16	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Investment Transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders – Distributions to shareholders arising from net investment and net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2022 and 2021 are as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Total Distributions
Years Ended
March 31, 2022	$4,592,931	$3,076	$1,025	$4,597,032
March 31, 2021	$19,299	$—	$—	$19,299

Federal Income Tax – The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30. The following information is computed on a tax basis for each item as of September 30, 2021:

Cost of portfolio investments	$36,699,285
Gross unrealized appreciation	$932,381
Gross unrealized depreciation	(314,213)
Net unrealized appreciation	591,168
Net unrealized depreciation on foreign currency translation	(9,269)
Undistributed ordinary income	3,683,419
Undistributed long-term capital gains	754
Accumulated earnings	$4,266,072

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies (“PFICs”).

For the tax year ended September 30, 2021, the Fund reclassified $39,960 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

Annual Report Dated March 31, 2022	17

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

During the tax year ended September 30, 2021, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

As of March 31, 2022, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$66,838,261
Gross unrealized appreciation	4,428,120
Gross unrealized depreciation	(4,604,609)
Net unrealized depreciation.	$(176,489)

3.	Investment Transactions

During the year ended March 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $54,905,901 and $5,145,224, respectively.

4.	Transactions with Related Parties and Other Service Providers

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may but is not obligated to waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00% and 2.25% of the average daily net assets of Class I and Class II shares of the Fund (the “Expense Cap”), respectively. Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses. Pursuant to the agreement, expenses totaling $410,905 were waived and/or reimbursed from the Adviser during the year ended March 31, 2022.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement is expected to continue in effect through July 31, 2022 and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the

18	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2022, the Adviser may seek repayment of investment management fees and expense reimbursements no later than the date below:

March 31, 2024	$221,462
March 31, 2025	410,905
$632,367

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended March 31, 2022 are disclosed in the Statement of Operations as certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

Until May 23, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provided compliance services to the Fund pursuant to a Compliance Services Consulting Agreement. For its services, the Fund paid NLCS a fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses NLCS for certain out-of-pocket expenses incurred on the Fund’s behalf. These fees were accrued daily and paid quarterly by the Fund. Effective May 23, 2022, Brian MacKenzie, an employee of PINE, serves as the Chief Compliance Officer of the Fund.

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I shares at their NAV per share through Foreside Fund Services, LLC, the principal underwriter and distributor of the shares (the “Distributor”). Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

A Trustee and certain officers of the Fund are affiliated with the Adviser, or Ultimus.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an amount of $2,500 per meeting. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, the following shareholders owned of record more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Co (for the benefit of its customers)	$31%

Annual Report Dated March 31, 2022	19

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

5.	Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2022.

	Beginning			Change in		Ending
	Fair Value			Unrealized	Net	Fair Value
Non-Controlled	April 1,	Purchases or	Sales or	Appreciation	Realized	March 31,	Investment
Affiliates	2021	Contributions	Distributions	(Depreciation)	Gain (Loss)	2022	Income
Saturn Five
Frontier I, LLC	$—	$2,500,000	$—	$—	$—	$2,500,000	$—

6.	Shareholder Servicing Plan

The Fund operates a Shareholder Servicing Plan (the “Plan”) with respect to Class I Shares. The Shareholder Servicing Plan will allow the Fund to pay shareholder servicing fees in respect of shareholders holding Class I Shares. Under the Plan, the Fund will be permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Class II Shares are not subject to the Shareholder Servicing Fee. During the year ended March 31, 2022, the total expenses incurred pursuant to the Plan were $53,089.

7.	Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

The impact of the COVID-19 outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number

20	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Private Equity Investments, the Fund and a Shareholder’s investment in the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (a) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Company’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Limited operating history of Private Equity Investments. Private Equity Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Private Equity Investment will be limited. Moreover, even to the extent a Private Equity Investment has a longer operating history, the past investment performance of any of the Private Equity Investments should not be construed as an indication of the future results of such investments or the Fund, particularly

Annual Report Dated March 31, 2022	21

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Private Equity Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Private Equity Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Valuations of Private Equity Investments; valuations subject to adjustment. The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its daily net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	changes in regulatory policies or tax guidelines;

●	changes in earnings or variations in operating results;

●	changes in the value of the Private Equity Investments;

22	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

●	changes in accounting guidelines governing valuation of the Private Equity Investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser or certain of its respective key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Valuation of Private Equity Investments uncertain. Under the 1940 Act, the Fund is required to carry Private Equity Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. Rather, many of the Private Equity Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities daily at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Private Equity Investments. Under limited circumstances (such as to resolve a pricing issue regarding a Private Equity Investment), the Fund may retain a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Annual Report Dated March 31, 2022	23

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Publicly Traded Private Equity Risk. Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Publicly traded private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

24	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. As of March 31, 2022, the Fund had 22.6% of the value of its net assets invested in closed-end funds.

8.	Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2022, the Fund had unfunded committments in the amount of $18,586,417.

9.	Capital Stock

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the Repurchase Offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer).

During the year ended March 31, 2022, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase up to 5% of its issued and outstanding Class I shares at a price equal to the NAV as of the Repurchase Pricing Date. The results of the completed repurchase offers were as follows:

Commencement Date	May 21, 2021	August 20, 2021	November 19, 2021	February 18, 2022
Repurchase Request Deadline	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Repurchase Pricing Date	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Value of Shares repurchased	$386,907	$1,255,783	$3,328,334	$4,819,580
Shares repurchased	30,634	96,450	260,026	397,000
% of Shares Accepted by the
Fund for Repurchased	1.0%	2.8%	5.2%	5.2%

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the years ended March 31, 2022 and 2021 proceeds from early repurchase fees charged by the Fund totaled $59,615 and $939, respectively.

Annual Report Dated March 31, 2022	25

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Primark Private Equity Investments Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Primark Private Equity Investments Fund (the "Fund") as of March 31, 2022, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and private investment counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2020.

Cohen & Company, Ltd.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 27, 2022

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Annual Report Dated March 31, 2022	27

PRIMARK PRIVATE EQUITY INVESTMENTS FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N- PORT. These filings are available upon request by calling 1-877-792-0924. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.primarkcapital.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at P.O. Box 541150, Omaha, NE 68154-9150 or 1-877-792-0924.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

28	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Brien Biondi (1962)	Trustee	Since 2020

Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-Present); Chief Executive Officer and Founder, The Biondi Group (2011-Present); Chief Operating Officer, League Asset Corp (2009-2011); Executive Director, Chief Executives’ Organization (2004-2007); Chief Executive Officer, Entrepreneurs Organization (1997-2004); Director of Finance and Administration, World Presidents’ Organization (1993-1997); Controller, Archdiocese of Washington (1988-1993); Senior Accountant, KPMG (1985-1988)

				None	None
Clifford J. Jack (1963)	Trustee	Since 2020	Manager, January Labs, LLC (2015-Present); Chief Executive Officer, Capital Tide LLC (2017-2019); Board of Advisors, National Financial Realty (2015-2019)	None	None
Sean Kearns (1970)	Trustee	Since 2020

Principal, Vicarage Associates LLC (2019-Present); Chief Executive Officer, A World of Tile (2004-2019); Chief Financial Officer, Health Fitness Corporation (1999-2001); Associate Vice President, Chase Manhattan Bank (1992-1997)

				None	None

Annual Report Dated March 31, 2022	29

PRIMARK PRIVATE EQUITY INVESTMENTS FUND TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Interested Trustees and Officers
Michael Bell (1962)	Trustee, President and Principal Executive Officer	Since 2020

Managing Director, Primark Advisors LLC (2020-Present); CEO, Global Financial Private Capital (2015-2019); CEO, Jackson National Life Insurance Retail Asset Management Business (2005-2014); General Counsel and CCO, National Planning Holdings, Inc. (2003-2005); General Counsel and Chief Administrative Officer, Folio Investing (1999-2003); Senior Associate, Latham & Watkins (1993-1999)

Derek Mullins (1973)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2020

Managing Partner, PINE Advisor Solutions (2018-Present); Principal Financial Officer, Destra Investment Trust, Destra International & Event Driven Credit Fund and Destra Multi-Alternative Fund (2018-Present); Principal Financial Officer, XAI Octagon Floating Rate & Alternative Income Term Trust (2020-Present); Director of Operations, ArrowMark Partners (2009-2018); Chief Financial Officer and Treasure, MeridianFund, Inc. (2013-2018)

Jesse D. Hallee (1976)	Secretary	Since 2020	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-Present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013-2019)
Brian T. MacKenzie (1980)	AML and Chief Compliance Officer	Since 2022	Director, Pine Advisor Solutions (2022 to present) Head of Portfolio Surveillance and Reporting, Janus Henderson Investors (2018 to 2022) Vice President, Brown Brothers Harriman (2006 to 2018)
Marcie McVeigh (1979)	Assistant Treasurer	Since 2020

Associate Director of CFO Services, PINE Advisor Solutions (2020-Present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019-2020); Senior Financial Reporting Specialist, American Century Investments (2011-2018)

(1)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

30	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

Investment Adviser	Legal Counsel
Primark Advisors LLC	Ropes & Gray LLP
240 Saint Paul Street	Three Embarcadero Center
4th Floor	San Francisco, California
Denver, Colorado

Distributor	Custodian
Foreside Financial Services, LLC	UMB Bank, n.a.
Three Canal Plaza	1010 Grand Boulevard
Suite 100	Kansas City, Missouri
Portland, Maine

Administrator	Trustees
Ultimus Fund Solutions, LLC	Michael Bell, President
225 Pictoria Drive	Brien Biondi
Suite 450	Clifford J. Jack
Cincinnati, Ohio	Sean Kearns

Independent Registered Public Accounting Firm	Officers
Cohen & Company Ltd.	Derek Mullins, Treasurer
151 N. Franklin Street	Jesse D. Hallee, Secretary
Suite 575	Brian MacKenzie, Chief Compliance Officer
Chicago, Illinois	Marcie McVeigh, Assistant Treasurer

Primark Private-AR-22

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Brien Biondi. Mr. Biondi is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $37,500 and $25,000 with respect to the registrant’s fiscal year ended March 31, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended March 31, 2022 and 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $11,000 with respect to the registrant’s fiscal year ended March 31, 2022 and 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are filed under Item 13(a)(5) hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, Primark Advisors LLC (“Primark” or the “Adviser”), are filed under Item 13(a)(6).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers.

All information included in this Item is as of March 31, 2022, unless otherwise noted.

Mark Sunderhuse is a Managing Director of Primark and has served as a portfolio manager of the registrant since its inception in 2020. Prior to Primark, Mr. Sunderhuse was a Co-Founder and Managing Partner of Red Rocks Capital, Denver, Colorado, from 2003 to 2017. Red Rocks Capital created the first liquid index tracking the performance of the private equity asset class: The Listed Private Equity Index and the Global Listed Private Equity Index. The indices are licensed to Invesco and used for the Invesco Global Listed Private Equity ETF. In addition, Mr. Sunderhuse was a portfolio manager at Red Rocks Capital and actively managed/advised $1.9 billion in global private equity assets for institutional clients. Previously, he was a portfolio manager for Berger Funds, Janus Capital Group, Crestone Capital and Well Fargo (Norwest) managing multiple small cap growth funds each in excess of $1 billion. He acquired multiple investment platforms for the Berger/ Janus organization including Bay Isle, Perkins Wolfe and McDonell. Mr. Sunderhuse was appointed by the Governor to serve on the Colorado Fire and Police Pension Board. He attended the University of Colorado and served on the Board of Trustees for the University of Colorado Leeds School of Business.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts, excluding the Fund, for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of March 31, 2022.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Sunderhuse	0	$0	0	$0	0	$0

The table below identifies the number of accounts for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2022.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Sunderhuse	0	$0	0	$0	0	$0

Conflicts of Interest

The Primark investment team may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management

(a)(3) Portfolio Manager Compensation.

The Portfolio Manager receives no cash compensation. The Portfolio Manager receives employee benefits (such as health care and participation in 401(k) plans). The Portfolio Manager will receive distributions from the registrant and the Adviser consistent with their ownership interest in each.

(a)(4) Portfolio Manager Ownership of Equity Securities.

The dollar range of equity securities in the registrant beneficially owned by the Portfolio Manager as of March 31, 2022 is as follows:

Mark Sunderhuse: $10,001-$50,000

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(a)(5) Proxy Voting Procedures of Registrant: Attached hereto

(a)(6) Proxy Voting Procedures of Primark Advisors LLC: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Primark Private Equity Investments Fund

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 6, 2022

By (Signature and Title)*		/s/ Derek Mullins

Derek Mullins, Treasurer (Principal Financial Officer)

Date	June 6, 2022

* Print the name and title of each signing officer under his or her signature.